Investment	12 Months Ended
Dec. 31, 2025
Investment [Abstract]
Investment

16. Investment

(in USD)	December 31, 2024	December 31, 2025
Balance at beginning of the year	2,350,046	5,814,162
Addition	3,464,116	4,500,000
Balance at the end of the year	5,814,162	10,314,162

The following are movements for Cobo investments:

(in USD)	December 31, 2024	December 31, 2025
Balance at beginning of the year	2,350,046	5,814,162
Addition	3,464,116	2,500,000
Balance at the end of the year	5,814,162	8,314,162

The following are movements for D11 labs investments:

(in USD)	December 31, 2024	December 31, 2025
Balance at beginning of the year	—	—
Addition	—	2,000,000
Balance at the end of the year	—	2,000,000

On June 1, 2023, Cobo Global Limited (“Cobo”) and the Company entered into a framework agreement (“Cobo Agreement”) whereby Cobo agreed to provide multi-party computation technology services to the Company under various service agreements. As part of the agreements, the Company will make a series of payments to Cobo from 2023 through 2027, and in each round, the Company agrees to make payment for the following:

1) prepaid service credit and 2) Cobo preferred shares.

In June 2023, the Company made the first payment of US$3,000,000 for prepaid service credit and Cobo preferred shares. Under the Cobo agreement, the service credit could be used against any Cobo wallet expenses incurred within 12 months commencing from June 1, 2023, and the Company also obtained a certain number of Cobo preferred shares with a fair value of US$3,000,000.

In June 2024, the Company paid Cobo a second payment of US$5,000,000. Similar to the first payment, such amount could be used against any Cobo wallet expense incurred within 12 months commencing from June 1, 2024, and the Company also obtained a certain number of Cobo preferred shares with a fair value of US$5,000,000.

In July 2025, the Company made a third payment of US$5,000,000 to Cobo. Such amount is applicable toward any Cobo wallet expense incurred within 24 months commencing from July 1, 2025. Additionally, the Company obtained a certain number of Cobo preferred shares with a fair value of US$5,000,000.

The Company allocated such initial payments between prepaid expenses and investment based on the relative fair values of the service credit and Cobo’s preferred shares acquired. The value allocated for the service credit is recognized in prepaid service fee as disclosed in Note 9 above. The fair value of the service credit has been assessed by the Company as its best estimate for the expense that is expected to be incurred during the agreed upon service period, and was amortized based on actual usage over the expected life of 24 months. The Company elected to account for the investment using the measurement alternative as the equity security is without a readily determinable fair value and do not give the Company significant influence over Cobo. Per the measurement alternative, the investment is recorded at cost, less any impairment, plus or minus changes resulting from observable price changes.

In 2025, the Company entered into an agreement with D11 Labs Limited (“D11 Labs”), a provider of global financial payment services, to acquire 6,307 ordinary shares for an aggregate consideration of US$2,000,000, representing an approximately 4% equity interest. In connection with the investment, the Company obtained protective rights, including anti-dilution provisions. The investment is intended to support the global expansion of the Company’s payment service ecosystem.

As of December 31, 2024 and 2025, no impairments or observable price adjustments were recognized, as there were no relevant changes resulting from observable price changes or indications of impairment.